UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 2nd Avenue, Suite 3320, Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2023

Date of reporting period: April 27, 2023

Kavilco Incorporated Newsletter

Spring 2023

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents and some pictures/design elements have not been included.

1000 Second Ave., Suite 3320, Seattle, WA 98104 Phone: 206.624.6166 Toll Free: 800.786.9574 Fax: 206.624.8953

Field Office: One Copper Crescent Dr., PO Box KXA-Kasaan, Kasaan, Alaska 99924 Phone: 907.542.2214 Fax: 907.542.2215

www.kavilco.com

FB: Kavilco Incorporated

President's Report

Louis L. Jones, Sr. President

Dear Shareholders,

Kavilco Winter 2022-2023: Winter Storms took its toll on Kasaan this year as we have not seen in many years. Big tides along with strong winds that came more from the South than the Southeast that we normally see. Most devastating were the logs that destroyed the little bridge along the water front. Here are pictures of where the bridge was before and after these logs moved it.

Over the years the names of the creeks in the Village were determined by who lived nearby. In my time the creek was knowen as Healy’s Creek and the big creek was called Dan Nelson’s Creek. Dan Nelson had a store by the mouth of Linkum Creek. The official name of the little creek found on maps of Kasaan is “Inkum Creek” and the big creek is “Linkum Creek”.

Kavilco’s Doublewide Trailer: The four inch pipe held in place by cement is a surveys mark of Kavilco Property located just off the deck of Kavilco’s doublewide trailer. In the last 10 years, this marker had three feet of land between it and the beach. The roots of the tree next to it are now exposed. In front of this marker was a huge log that protected the land from erosion for many years. Driftwood came all way to the trailer’s deck this year.

Whalehouse Park: Driftwood off the beach got pushed all the up to the Whale House Frontal Pole Much of the wood has been pushed away from the Pole but it is still not easy to get to the beach.

Most Recent Event: Worked with OVK To drop some 1-shot over the drive way of the Double wide Trailer. It was kind of a mess. Next up will be something to protect the Double wide property from further erosion.

Sincerely,

KAVILCO INCORPORATED

/s/Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Kavilco’s 50 Year Anniversary—Join Us!

Kavilco’s 50th year anniversary will be celebrated this year at the Ted Ferry Civic Center in Ketchikan on November 18, 2023.

All Kavilco shareholders and their families are welcome. Doors will open at 5:30 pm and Dinner will be Served. There will also be Special guests, Entertainment, Displays, and Gifts.

Don’t miss this great event!

 Shareholder Spotlight on Lee Breinig

Lee “St’aast” Christopher Breinig (34), son of Chris and Jeane Breinig, passed away unexpectedly on March 13, 2023, in Craig, Alaska. He had recently moved there to begin a new journey in his life and start a new position with the Southeast Alaska Regional Health Consortium (SEARHC) in the Behavioral Health Department. He was very excited with his new job and loved being home again on Prince of Wales Island, making new friends, and spending weekends in Kasaan.

Lee’s expertise in mental health and addiction opened the door to serve on multiple State boards, including chairing the governor’s Advisory Board on Alcohol and Drug Addiction (ABADA), and the Peer Support Advisory Council. In recognition to his excellent contributions to the boards and community, the Peer Support Council recently created an annual excellence award in honor of his name. His dream was to build a holistic, culturally based residential treatment center serving POW.

Lee’s grandparents were the late Julie and Perry Coburn, and his great-grandparents were Louis Jones and Anna Frank. He was a Haida Raven-Brown Bear of the TaasLaaNaas clan. His ashes will be scattered this summer in Kasaan Bay.

Shareholder Passages

Richard Ralph, Jr. ~ Justna Johns

Lee Breinig ~ Carolyn Frank

Economy & Portfolio

Recent reports of the U.S. economy add more credence to the Federal Reserve’s decision to embark on a less-accommodative monetary policy to rein in inflation.

The following is what was discussed at the March 10th and 11th 2023 board meeting:

Economy: The January Consumer Price Index showed an inflation rate of 6.4% annualized remains stubbornly high. The Personal Consumption Expenditures, closely followed by the Federal Reserve, indicates that the central bank is having a hard time cooling demand for goods and services.

Once inflation kicks in, like it has last since last year, it tends to last at least since last year, it tends to last at least a couple of years, and more likely longer. It also tends to move in waves. The latest CPI inflation reinforces this.

The current inflation wave was caused by the biggest debt and money creation ever, the resulting inflation will likely be unprecedented too.

The Treasury market yields spiked on the aforementioned January reports. That is because Fed officials said that central bank will be data dependent when implementing monetary policies. Accordingly, the benchmark short-term interest rate needs to go comfortably above the 5.00% level for an extended stretch to effectively fight inflation. This plays perfectly into Kavilco’s Treasury Bill strategy.

The Treasury Curve has remained inverted for some time (short-term yields are higher than long term yields) which is usually a precursor to an economic slowdown, or worse, a recession. There are some early warning signs with many companies laying off thousands of workers, the index of Leading Economic Indicators has declined for the past six months, and the stock market remains technically bearish. If a recession is in the cards and inflation remains at elevated levels, then the only outcome can be stagflation, the worst economic scenario to correct.

Portfolio: Because of the possibility of a recession the board adopted the strategy recommended by the Bank Credit Analyst. Basically, conservative investors who are more concerned about a 12–18-month time horizon and who are relatively more focused on capital preservation should now begin to reduce their equity exposure to underweight. Accordingly, the portfolio will gradually transition from a equity portfolio to a short-term Treasury Bond portfolio.

In concurrence with this strategy, 73,750 shares have been sold this year which resulted in $6 million invested in T-Bills. The maturities range from July 6th to August 31st of this year. Yields range from 4.50% to 4.97%, outpacing stock yields that were sold. The sales of the stock will have little impact on your dividends.

Spring Dividend Declaration

I am pleased to announce that on March 10, 2023, the Kavilco Board of Directors declared a cash dividend of $13.00 per share (long term capital gains are unknown at this time.) This dividend was paid to shareholder of record as of March 10, 2023. The dividend was payable on March 22, 2023 and reflects un-distributed earnings from 2022.

A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 21% federal income tax rate. For shareholders with 100 shares your dividend is $1,300.00. The Spring dividend completes the distribution of earnings for 2022; combined with the Fall dividend the total earnings distribution for 2022 is $78.00 per share.

If Kavilco was not a Registered Investment Company and had to pay income tax your spring dividend after tax would have been $1,027.00. You receive an additional $273.00 because Kavilco does not have to pay federal income tax.

Board Member Highlight

Jeane Breinig

As a member of the Kavilco Board of Directors, a Director on the Kasaan Haida Heritage Foundation, and a retired Professor from the University of Alaska, Jeane is a valuable asset to Kavilco and its shareholders. Jeane worked hard on many projects that have benefitted Kasaan, including the ‘Elders Speak” project, fundraising for the KHHF, the Whalehouse restoration, and much, much more, including the upcoming 50th year anniversary of Kavilco. Jeane, you are an asset to Kavilco and you are cherished.